Exhibit 10.51

AUGMENTING LENDER SUPPLEMENT
THIS AUGMENTING LENDER SUPPLEMENT, dated as of March 31, 2014 (this “Supplement”), to the Credit Agreement, dated as of February 14, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among ARC PROPERTIES OPERATING PARTNERSHIP, L.P. (as successor to American Realty Capital Operating Partnership III, L.P.), a Delaware limited partnership (the “Borrower”), TIGER ACQUISITION, LLC (as successor to American Realty Capital Trust III, Inc.), a Delaware limited liability company, AMERICAN REALTY CAPITAL PROPERTIES, INC., a Maryland corporation (“ARCP”), the Lenders party thereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the benefit of the Lenders (in such capacity, the “Administrative Agent”), as Issuing Bank and as Swingline Lender.
W I T N E S S E T H
WHEREAS, the Credit Agreement provides in Section 2.15 thereof that any bank, financial institution or other entity may extend Revolving Commitments under the Credit Agreement subject to the approval of the Borrower, the Issuing Bank, the Swingline Lender and the Administrative Agent, by executing and delivering to the Borrower and the Administrative Agent documentation acceptable to the Administrative Agent; and
WHEREAS, the undersigned Augmenting Lenders have committed to provide aggregate Revolving Commitments of $275,000,000 on the date hereof, subject to the terms and conditions of this Supplement;
NOW, THEREFORE, each of the parties hereto hereby agrees as follows:
1.Augmenting Lenders.
a.Each of the undersigned Augmenting Lenders agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, as of the effectiveness of this Supplement pursuant to Section 2 below, become a Lender for all purposes of the Credit Agreement to the same extent as if originally a party thereto, with a Revolving Commitment in such amounts as set forth on Exhibit B hereto.
b.Each of the undersigned Augmenting Lenders (a) represents and warrants that it is legally authorized to enter into this Supplement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and has reviewed such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

2.Conditions to Effectiveness. This Supplement shall become effective upon (a) the satisfaction of the conditions precedent specified in Section 2.15 of the Credit Agreement, (b) receipt on or prior to the date hereof by the undersigned Augmenting Lenders of such fees as are due and owing to such Augmenting Lenders in connection with the increase of commitments pursuant to this Supplement, (c) that all fees and expenses required to be paid on or before the effectiveness of this Supplement have been paid and (d) receipt by the Administrative Agent of counterparts of this Supplement duly executed and delivered by the Borrower, the Administrative Agent, Issuing Bank, Swingline Lender and the Augmenting Lenders.
3.Officer’s Certificate. The Borrower hereby elects to increase the Revolving Commitments and has delivered to the Administrative Agent a certificate signed by a Responsible Officer of the Borrower pursuant to Section 2.15 of the Credit Agreement, substantially in the form attached hereto as Exhibit A.
4.Limited Amendment; Ratification of Loan Documents. Except as specifically amended or modified hereby, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified and affirmed in all respects. This Supplement shall not be deemed a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, except as expressly set forth herein.
5.Loan Document. This Supplement shall constitute a Loan Document.
6.Defined Terms. Capitalized terms defined in the Credit Agreement shall have their defined meanings when used herein.
7.Governing Law. This Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.
8.Miscellaneous. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.
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Exhibit 10.51

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.
SUMITOMO MITSUI BANKING CORPORATION,
as Augmenting Lender
By: /s/ William G. Karl
Name:    William G. Karl
Title:    General Manager
GOLDMAN SACHS BANK USA
as Augmenting Lender
By: /s/ Mark Walton
Name:    Mark Walton
Title:    Authorized Signatory
MIZUHO BANK, LTD., NEW YORK BRANCH
as Augmenting Lender
By: /s/ Tenya Mitsuboshi
Name:    Tenya Mitsuboshi
Title:    Deputy General Manager

Accepted and agreed to as of the date first written above:

ARC PROPERTIES OPERATING PARTNERSHIP, L.P.

By: /s/ Brian S. Block
Name:    Brian S. Block
Title:    Executive Vice President

Accepted and agreed to as of the date first written above:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Bank and Swingline Lender

By: /s/ D. Bryan Gregory
Name:    D. Bryan Gregory
Title:    Director